Exhibit 99.1

AMSC Reports Third Quarter Fiscal Year 2021 Financial Results and Provides Business Outlook

Company to host conference call tomorrow, February 3 at 10:00 am ET

Ayer, MA – February 2, 2022 – AMSC (Nasdaq: AMSC), a leading system provider of megawatt-scale power resiliency solutions that orchestrate the rhythm and harmony of power on the grid™, and protect and expand the capability and resiliency of our Navy’s fleet, today reported financial results for its third quarter of fiscal year 2021 ended December 31, 2021.

Revenues for the third quarter of fiscal 2021 were $26.8 million compared with $23.6 million for the same period of fiscal 2020. The year-over-year increase was a result of higher Grid segment revenues, primarily driven by our recent Neeltran acquisition, versus the year ago period.

AMSC’s net loss for the third quarter of fiscal 2021 was $4.3 million, or $0.16 per share, compared to a net loss of $7.9 million, or $0.31 per share, for the same period of fiscal 2020.  The Company’s non-GAAP net loss for the third quarter of fiscal 2021 was $4.6 million, or $0.17 per share, compared with a non-GAAP net loss of $3.4 million, or $0.13 per share, in the same period of fiscal 2020. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents, marketable securities and restricted cash on December 31, 2021, totaled $52.6 million, compared with $57.0 million at September 30, 2021.

“Grid segment revenues in the third quarter of fiscal 2021 grew nearly 50% year-over-year resulting in another record Grid quarter for AMSC,” said Daniel P. McGahn, Chairman, President and CEO, AMSC. “Grid is driving revenue growth for the Company and our new energy power systems. As expected, we see improvement in gross margin and some reduced stress in the supply chain this quarter. For full fiscal year 2021, we expect year-over-year revenue growth again in our Grid, and our overall business.”

AMSC Reports Q3 FY21 Results	Page 2

Business Outlook

For the fourth quarter ending March 31, 2022, AMSC expects that its revenues will be in the range of $26 million to $29 million.  The Company’s net loss for the fourth quarter of fiscal 2021 is expected not to exceed $6.7 million, or $0.24 per share. The Company’s net loss guidance assumes no changes in contingent consideration, nor any purchase accounting adjustments associated with the Neeltran™ Acquisition.  The Company's non-GAAP net loss (as defined below) for the fourth quarter of fiscal 2021 is expected not to exceed $5.0 million, or $0.18 per share.  The Company expects operating cash flow to be a burn of $3 million to $4 million in the fourth quarter of fiscal 2021.  The Company expects cash, cash equivalents, marketable securities and restricted cash on March 31, 2022, to be no less than $48 million.

Conference Call Reminder

In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time on Thursday, February 3, 2022, to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at https://ir.amsc.com.  To preregister for the call, go to ClickToJoinLink.  Callers who click on the link will be able to enter their information to gain immediate access to the call and bypass the live operator. Participants may preregister 15 minutes prior to the scheduled start time.  The live call can also be accessed by dialing 888-394-8218 or 323-794-2590 and using conference ID 7517785. A replay of the call may be accessed 2 hours following the call by dialing 888-203-1112 or 719-457-0820 and using conference passcode 7517785.

About AMSC (Nasdaq: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance.  Through its Marinetec™ Solutions, AMSC provides ship protection systems and is developing propulsion and power management solutions designed to help fleets increase system efficiencies, enhance power quality and boost operational safety.  Through its Windtec™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. The Company’s solutions are enhancing the performance and reliability of power networks, increasing the operational safety of navy fleets, and powering gigawatts of renewable energy globally. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, American Superconductor, D-VAR, D-VAR VVO, Gridtec, Marinetec, Windtec, Neeltran, Smarter, Cleaner … Better Energy, and Orchestrate the Rhythm and Harmony of Power on the Grid are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

AMSC Reports Q3 FY21 Results	Page 3

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements in this release regarding our goals and strategies, including our beliefs regarding our growth and diversification strategy, our expected GAAP and non-GAAP financial results for the quarter and fiscal year ending March 31, 2022, our expected cash burn during the quarter ending March 31, 2022, our expected cash, cash equivalents, marketable securities and restricted cash balance on March 31, 2022, and other statements containing the words "believes," "anticipates," "plans," "expects," "will" and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: We have a history of operating losses, which may continue in the future. Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; We have a history of negative operating cash flows, and we may require additional financing in the future, which may not be available to us; We may be required to issue performance bonds or provide letters of credit, which restricts our ability to access any cash used as collateral for the bonds or letters of credit; Changes in exchange rates could adversely affect our results of operations; If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; We may not realize all of the sales expected from our backlog of orders and contracts; Our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government. The continued funding of such contracts remains subject to annual congressional appropriation, which, if not approved, could reduce our revenue and lower or eliminate our profit; The COVID-19 pandemic could adversely impact our business, financial condition and results of operations; Changes in U.S. government defense spending could negatively impact our financial position, results of operations, liquidity and overall business; We rely upon third-party suppliers for the components and subassemblies of many of our Grid and Wind products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Uncertainty surrounding our prospects and financial condition may have an adverse effect on our customer and supplier relationships; We may experience difficulties re-establishing our HTS wire production capability in our Ayer, Massachusetts facility; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects;  Historically, a significant portion of our revenues have been derived from a single customer and if this customer’s business is negatively affected, it could adversely impact our business; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Our business and operations would be adversely impacted in the event of a failure or security breach of our information technology infrastructure; Failure to comply with evolving data privacy and data protection laws and regulations or to otherwise protect personal data, may adversely impact our business and financial results; Many of our revenue opportunities are dependent upon subcontractors and other business collaborators; If we fail to implement our business strategy successfully, our financial performance could be harmed; Problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; Many of our customers outside of the United States may be either directly or indirectly related to governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; We have had limited success marketing and selling our superconductor products and system-level solutions, and our failure to more broadly market and sell our products and solutions could lower our revenue and cash flow; We may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; Our success depends upon the commercial adoption of the REG system, which is currently limited, and a widespread commercial market for our products may not develop; Adverse changes in domestic and global economic conditions could adversely affect our operating results; We have operations in, and depend on sales in, emerging markets, including India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets. Changes in India’s political, social, regulatory and economic environment may affect our financial performance; Our products face competition, which could limit our ability to acquire or retain customers; Our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; Growth of the wind energy market depends largely on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy; Lower prices for other fuel sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our Wind business; We may be unable to adequately prevent disclosure of trade secrets and other proprietary information; Our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position; We face risks related to our intellectual property; We face risks related to our technologies; We face risks related to our legal proceedings; We face risks related to our common stock; and the important factors discussed under the caption "Risk Factors" in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2021, as updated by our Form 10-Q for the quarter ended December 31, 2021 and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q3 FY21 Results	Page 4

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenues
Grid	$25,050	$17,086	$73,169	$51,149
Wind	1,749	6,546	6,957	14,812
Total revenues	26,799	23,632	80,126	65,961

Cost of revenues	23,227	19,676	69,925	51,444

Gross margin	3,572	3,956	10,201	14,517

Operating expenses:
Research and development	2,657	3,029	8,368	8,248
Selling, general and administrative	6,777	7,085	20,615	18,609
Amortization of acquisition-related intangibles	628	360	1,840	601
Change in fair value of contingent consideration	(2,110)	2,740	(4,440)	2,740
Total operating expenses	7,952	13,214	26,383	30,198

Operating loss	(4,380)	(9,258)	(16,182)	(15,681)

Interest income, net	12	53	68	373
Other income (expense), net	45	(274)	7	(920)
Loss before income tax expense (benefit)	(4,323)	(9,479)	(16,107)	(16,228)

Income tax expense (benefit)	1	(1,546)	(1,946)	(1,166)

Net loss	$(4,324)	$(7,933)	$(14,161)	$(15,062)

Net loss per common share
Basic	$(0.16)	$(0.31)	$(0.52)	$(0.65)
Diluted	$(0.16)	$(0.31)	$(0.52)	$(0.65)

Weighted average number of common shares outstanding
Basic	27,352	25,470	27,145	23,011
Diluted	27,352	25,470	27,145	23,011

AMSC Reports Q3 FY21 Results	Page 5

UNAUDITED CONSOLIDATED BALANCE SHEET

(In thousands, except per share data)

	December 31, 2021	March 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$43,887	$67,814
Marketable securities	-	5,140
Accounts receivable, net	21,049	13,267
Inventory, net	20,942	13,306
Prepaid expenses and other current assets	6,404	3,546
Restricted cash	2,651	2,157
Total current assets	94,933	105,230

Property, plant and equipment, net	14,118	8,997
Intangibles, net	11,955	9,153
Right-of-use assets	3,408	3,747
Goodwill	43,471	34,634
Restricted cash	6,018	5,568
Deferred tax assets	1,030	1,223
Other assets	363	314
Total assets	$175,296	$168,866

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$24,332	$19,810
Lease liability, current portion	701	612
Debt, current portion	72	-
Contingent consideration	2,610	7,050
Deferred revenue, current portion	24,112	13,266
Total current liabilities	51,827	40,738

Deferred revenue, long term portion	7,366	7,991
Lease liability, long term portion	2,842	3,246
Deferred tax liabilities	89	274
Debt, long-term portion	113	-
Other liabilities	24	25
Total liabilities	62,261	52,274

Stockholders' equity:
Common stock	289	280
Additional paid-in capital	1,132,155	1,121,495
Treasury stock	(3,639)	(3,593)
Accumulated other comprehensive loss	(296)	(277)
Accumulated deficit	(1,015,474)	(1,001,313)
Total stockholders' equity	113,035	116,592
Total liabilities and stockholders' equity	$175,296	$168,866

AMSC Reports Q3 FY21 Results	Page 6

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months Ended December 31,
	2021	2020
Cash flows from operating activities:

Net loss	$(14,161)	$(15,062)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	4,009	3,811
Stock-based compensation expense	3,513	2,597
Provision for excess and obsolete inventory	1,627	1,610
Deferred income taxes	(2,136)	(1,828)
Change in fair value of contingent consideration	(4,440)	2,740
Non-cash interest income	(49)	(48)
Other non-cash items	407	291
Unrealized foreign exchange loss on cash and cash equivalents	(118)	366
Changes in operating asset and liability accounts:
Accounts receivable	(4,528)	6,376
Inventory	(279)	7,419
Prepaid expenses and other assets	85	6
Accounts payable and accrued expenses	(236)	(7,894)
Deferred revenue	381	(5,255)
Net cash used in operating activities	(15,925)	(4,871)

Cash flows from investing activities:
Purchase of property, plant and equipment	(710)	(1,574)
Sale of marketable securities	—	25,006
Cash paid for acquisition, net of cash acquired	(11,479)	(26,000)
Proceeds from the maturity of marketable securities	5,189	—
Change in other assets	(56)	(5)
Net cash used in investing activities	(7,056)	(2,573)

Cash flows from financing activities:
Repurchase of treasury stock	(46)	(927)
Repayment of debt	(30)	—
Proceeds from public equity offering, net	-	51,477
Proceeds from exercise of employee stock options and ESPP	125	99
Net cash provided by financing activities	49	50,649

Effect of exchange rate changes on cash	(51)	73

Net decrease in cash, cash equivalents and restricted cash	(22,983)	43,278
Cash, cash equivalents and restricted cash at beginning of period	75,539	30,864
Cash, cash equivalents and restricted cash at end of period	$52,556	$74,142

AMSC Reports Q3 FY21 Results	Page 7

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS

(In thousands, except per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
Net loss	$(4,324)	$(7,933)	$(14,161)	$(15,062)
Stock-based compensation	1,120	839	3,513	2,597
Amortization of acquisition-related intangibles	690	645	1,979	886
Acquisition costs	—	313	681	313
Change in fair value of contingent consideration	(2,110)	2,740	(4,440)	2,740
Non-GAAP net loss	$(4,624)	$(3,396)	$(12,428)	$(8,526)

Non-GAAP net loss per share - basic	$(0.17)	$(0.13)	$(0.46)	$(0.37)
Weighted average shares outstanding - basic	27,352	25,470	27,145	23,011

Reconciliation of Forecast GAAP Net Loss to Non-GAAP Net Loss

(In millions, except per share data)

Three months ending
March 31, 2022
Net loss	$(6.7)
Stock-based compensation	1.0
Amortization of acquisition-related intangibles	0.7
Non-GAAP net loss	$(5.0)
Non-GAAP net loss per share	$(0.18)
Shares outstanding	27.6

AMSC Reports Q3 FY21 Results	Page 8

Note: Non-GAAP net loss is defined by the Company as net loss before: stock-based compensation; amortization of acquisition-related intangibles; acquisition costs; changes in fair value of contingent consideration; other non-cash or unusual charges, and the tax effect of adjustments calculated at the relevant rate for our non-GAAP metric. The Company believes non-GAAP net loss assists management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance.  Actual GAAP and non-GAAP net loss for the fiscal quarter ending March 31, 2022, including the above adjustments, may differ materially from those forecasted in the table above, including as a result of the inclusion of the change in fair value of contingent consideration.

Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measure included in this release, however, should be considered in addition to, and not as a substitute for or superior to, operating income or other measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP net loss is set forth in the table above.

AMSC Contacts

Investor Relations Contact:

LHA Investor Relations

Carolyn Capaccio

(212) 838-3777

amscIR@lhai.com

Public Relations Contact:

RooneyPartners LLC

Joe Luongo

(914) 906-5903

jluongo@rooneyco.com

AMSC Communications Manager:

Nicol Golez

978-399-8344

Nicol.Golez@amsc.com